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                                                                    Exhibit 99.1

                            JOINT FILER INFORMATION


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Date of Event Requiring Statement:              April 18, 2007

Issuer Name and Ticker or Trading Symbol:       Celanese Corporation (CE)

Designated Filer:                               Blackstone Management Associates
                                                      (Cayman) IV L.P.

Other Joint Filers:                             Blackstone Capital Partners (Cayman) IV L.P.,
                                                Blackstone Family Investment Partnership (Cayman) IV-A L.P.,
                                                Blackstone Capital Partners (Cayman) IV-A L.P.,
                                                Blackstone Chemical Coinvest Partners (Cayman) L.P.

Addresses:                                      The principal business address of each of the Joint Filers above is c/o The Blackstone Group,
                                                345 Park Avenue, New York, New York 10154

Signatures:                                     Blackstone Capital Partners (Cayman) IV L.P.

                                                By:  Blackstone Management Associates (Cayman) IV L.P., its
                                                     general partner

                                                     By:  Blackstone LR Associates (Cayman) IV Ltd., its
                                                          general partner

                                                     By:  /s/ Robert L. Friedman
                                                          ----------------------
                                                          Name:  Robert L. Friedman
                                                          Title: Director

                                                Blackstone Family Investment Partnership
                                                      (Cayman) IV-A L.P.

                                                By:  Blackstone Management Associates (Cayman) IV L.P., its
                                                      general partner

                                                By:  Blackstone LR Associates (Cayman) IV Ltd., its general partner

                                                     By:  /s/ Robert L. Friedman
                                                          ----------------------
                                                             Name:  Robert L. Friedman
                                                             Title: Director
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
                                                Blackstone Capital Partners (Cayman) IV-A L.P.

                                                By:  Blackstone Management Associates (Cayman) IV L.P., its
                                                      general partner

                                                By:  Blackstone LR Associates (Cayman) IV Ltd., its general partner

                                                     By:  /s/ Robert L. Friedman
                                                          ----------------------
                                                          Name:  Robert L. Friedman
                                                          Title: Director

                                                Blackstone Chemical Coinvest Partners (Cayman) L.P.

                                                By:  Blackstone Management Associates (Cayman) IV L.P., its
                                                      general partner

                                                By:  Blackstone LR Associates (Cayman) IV Ltd., its general partner

                                                     By:  /s/ Robert L. Friedman
                                                          ----------------------
                                                          Name:  Robert L. Friedman
                                                          Title: Director
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